SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CHINA INSONLINE CORP.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CHINA INSONLINE CORP.
4F, Henry House
10 Ice House Street
Central, Hong Kong

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of China INSOnline Corp., a Delaware corporation.  The meeting will be held on June 29, 2010, at 10:00 a.m., local time, at Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174.

Your vote is important.  We encourage you to vote your proxy by mailing in your enclosed proxy card so that your shares will be presented and voted at the meeting even if you cannot attend.  Accordingly, please return your proxy as soon as possible.

We hope to see you at the meeting.

Sincerely,

/s/ Junjun Xu
Junjun Xu
President and Chief Executive Officer

Hong Kong, People’s Republic of China
June 11, 2010

CHINA INSONLINE CORP.
4F, Henry House
10 Ice House Street
Central, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2010, AT 10:00 A.M.

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of Stockholders of China INSOnline Corp, a Delaware corporation (the “Company”), will be held on June 29, 2010, at 10:00 a.m., local time, at Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174 for the following purposes, as more fully described in the attached Proxy Statement:

1.           To elect seven (7) directors to serve on the Company’s Board of Directors until their successors are duly elected and qualified;

2.           To approve and adopt the Company’s 2010 stock option plan, and

3.           To consider and act on any other matters that may properly come before the Meeting or any postponement or adjournment thereof.

The Company’s Board of Directors has fixed the close of business on May 11, 2010 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof.  Included with this proxy statement is a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2009 and our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010.

A complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder during ordinary business hours for a period of 10 days prior the Meeting at the Company’s offices located at Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong.

IMPORTANT

All stockholders entitled to vote are cordially invited to attend the Meeting in person.  Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy (the “Proxy”) as promptly as possible in the envelope enclosed for your convenience.  Should you receive more than one Proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted.  You may revoke your Proxy at any time prior to the Meeting.  If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted.

By Order of the Board of Directors

/s/ Junjun Xu
Junjun Xu
June 11, 2010	Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK YOU OWN.  PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

CHINA INSONLINE CORP.
4F, Henry House
10 Ice House Street
Central, Hong Kong

PROXY STATEMENT

This Proxy Statement contains information related to the Annual Meeting (the “Meeting”) of Stockholders of China INSOnline Corp., a Delaware corporation (the “Company”), to be held on June 29, 2010, at 10:00 a.m., local time, at Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174, and any postponements or adjournments thereof.  The Company is making this proxy solicitation.

ABOUT THE MEETING

What Is The Purpose Of The Meeting?

At the Meeting, stockholders will act upon the matters outlined in the “Notice of Annual Meeting”, which appears as the cover page of this Proxy Statement, including the election of seven Directors to serve on the Company’s Board of Directors (the “Board”).  The directors will be elected by the affirmative vote of a plurality of the votes cast by the holders of outstanding shares of Common Stock of the Company.

Who Is Entitled To Vote?

Only stockholders of record on the close of business on May 11, 2010 (the “Record Date”), are entitled to receive notice of the Meeting and to vote the shares of Common Stock that they held on the Record Date at the Meeting, or any postponements or adjournments thereof.  Each outstanding share of Common Stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the Meeting by the holders of Common Stock (the “Stockholders”).

Who Can Attend The Meeting?

All Stockholders as of the Record Date, or their duly appointed proxies, may attend the Meeting.  Seating, however, is limited.  Admission to the meeting will be on a first-come, first-serve basis.  Each Stockholder may be asked to present valid picture identification, such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

What Constitutes A Quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum, permitting the Meeting to conduct its business.  As of the Record Date, 40,000,000 shares of Common Stock were outstanding.  As such, holders of at least 20,000,001 shares of Common Stock (i.e., a majority) must be present at the Meeting, in person or by proxy, to obtain a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

How Do I Vote By Proxy?

Follow the instructions on the enclosed Proxy Card to vote on each proposal to be considered at the Meeting.  Sign and date the Proxy Card and mail it back to us in the enclosed envelope. The proxy holders named on the Proxy Card will vote your shares as you instruct.  If you sign and return the Proxy Card but do not vote on a proposal, the proxy holders will vote for you on that proposal.

What if I do not specify how my shares are to be voted?

For “Proposal No. 1 — Election of Directors”, if you submit a proxy but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Board.

For “Proposal No. 2 – the approval of the Company’s 2010 Stock Option Plan”, if you submit a proxy but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Board.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your Proxy Card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.

What if other matters come up at the Meeting?

The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting.  If other matters are properly presented at the Meeting, the proxy holders will vote your shares as they see fit.

Can I vote in person at the Meeting rather than by completing the Proxy Card?

Although we encourage you to complete and return the Proxy Card to ensure that your vote is counted, you can attend the Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

If you hold your shares in “street name” through a broker or other nominee, and you do not tell the nominee how to vote your shares, the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.  If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Meeting.  If you intend to vote your street name shares in person at the meeting, you will need to obtain a “Legal Proxy” from your brokerage firm.

How are votes counted?

We will hold the Meeting if holders of a majority of the shares of Common Stock entitled to vote either sign and return their Proxy Cards or attend the Meeting.  If you sign and return your Proxy Card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the Proxy Card.

Who pays for this proxy solicitation?

The Company will pay all the costs of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and any additional solicitation materials furnished to Stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person.  None of these employees will receive any extra compensation for doing this.

What vote is required to approve each item?

Election of Directors.  At the meeting, seven director-nominees are standing for election to the Board, which (the “Director-Nominees”) will be elected by the affirmative vote of a plurality of the votes cast at the Meeting by the Stockholders.  This means that the Director-Nominees will be elected if they receive more affirmative votes cast by Stockholders than any other person.  A properly executed proxy marked “Withheld” with respect to the election of any Director-Nominee will not be voted with respect to such Director-Nominee indicated, although it will be counted for purposes of determining whether there is a quorum.

Approval of Company’s 2010 Stock Option Plan and Other Matters.  For approval of the Company’s 2010 Stock Option Plan and any other matter that properly comes before the Meeting, the affirmative vote of a majority of shares of Common Stock held by Stockholders, present in person or represented by proxy and voted at the Meeting, will be required.  A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

What are the Board’s recommendations?

Our Board of Directors has unanimously recommended a vote FOR each nominee named in Proposal 1 and FOR Proposal 2.

Unless you give other instructions on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendation of the Board.  The Board’s recommendation is set forth together with the description of each item in this Proxy Statement.  In summary, the Board recommends a vote:

•	For the election of the seven Director-Nominees that the Board has recommended; and

•	For the approval of the Company’s 2010 Stock Option Plan.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

It is important that your shares are represented at the Meeting, and, therefore, all shareholders are cordially invited to attend the Meeting.  However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card in the enclosed pre-paid envelope, which requires no postage if mailed in the United States.  If you hold shares directly in your name and attend the Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

Unless otherwise specified, all proxies received will be voted FOR the election of all nominees named herein to serve as directors and FOR the approval of the Company’s 2010 Stock Option Plan.  A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Chief Executive Officer, by executing a proxy bearing a later date, or by attendance at the Meeting and electing to vote in person.  Attendance at the Meeting without voting in person will not constitute revocation of a proxy.

STOCKHOLDER PROPOSALS

PROPOSAL NO.  1 - ELECTION OF DIRECTORS

General

Under the Company’s Bylaws, members of the Board are elected at an annual or special meeting of Stockholders.  Directors are elected by the Stockholders of the Company entitled to vote thereon.  Members of the Board are elected by a plurality of the votes cast by such Stockholders.  Elected Directors serve until the next annual or special meeting of the stockholders where their successors have been duly elected and qualified.

The Board currently consists of Zhenyu Wang, Junjun Xu, Yuefeng Wang, Yinan Zhang, Xiaoshuang Chen and Renbin Yu.  All of these directors are currently serving terms that will expire at the Meeting.  The Board has nominated the foregoing mentioned persons and Yong Bian as Director-Nominees, and each has consented to serve if elected by the Stockholders at the Meeting.

The Board accepted the resignation of Mr. Chunsheng Zhou on June 9, 2010 as a director and a member of the Company’s Audit Committee, Compensation Committee and the Nominating Committee effective as of March 18, 2010.

Directors Seeking Election

The table below as well as in the subsection entitled “Biographies” sets forth the names of our Director-Nominees, their ages, all positions and offices that they hold with the Company, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position(s)
Zhenyu Wang	40	Chairman of the Board
Junjun Xu	30	Chief Executive Officer and Director
Yuefeng Wang	41	Director
Yinan Zhang	30	Director
Xiaoshuang Chen	47	Director
Renbin Yu	46	Director
Yong Bian	37	Deputy General Manager of New Fortune Associate (Beijing) Information Technology Co., Ltd, a wholly owned subsidiary of the Company

Family Relationships

There are no family relationships between or among the members of the Board of Directors or other executives.  None of our directors and officers are directors or executive officers of any company that files reports with the SEC.

Biographies (Business Experience)

Zhenyu Wang.  Mr. Wang has served as Chairman of the Board of the Company since January 4, 2008 and has served as Executive Director and Chairman of Beijing ZYTX Technology Co., Ltd (“ZYTX”) since July 2007.  Prior to that, Mr. Wang served as Chairman of Kaixin Jiye Investment Management Co., Ltd. from November 1994 through July 2001.  Mr. Wang also currently serves as Chairman of Huayuan Runtong (Beijing) Science and Technology Co., Ltd. (since March 2004), General Manager of Huayuan Kaituo (Beijing) Science and Technology Co., Ltd. (since November 2004), Chairman of Beijing Putaika Guarding Technology Co., Ltd. (since April 2004) and Beijing Jinzheng Wantong Network Technology Development Co., Ltd. (since July 2001).  Mr. Wang earned a master’s degree (EMBA) from Peking University.  The Company believes that Mr. Wang has the qualifications and skills to serve as a Director based upon his technological and business expertise and his years of experience in executive and managerial positions with the Company and previous positions.

Junjun Xu.  Ms. Xu has served as Chief Executive Officer of the Company since January 4, 2008 and has served as a Director of Dexterity Surgical, Inc. (now known as China INSOnline Corp.) since December 18, 2007.  Ms. Xu has also served as General Manager of ZYTX since October 2006.  Prior to that, Ms. Xu served as Manager of Shiji Xinxun Science and Technology (Beijing) Co., Ltd. since December 2003.  Prior to that, she was Senior Director of China Life Insurance Inc. since November 2002 and a Partner with Yi Hu Technology (Beijing) Network Co., Ltd. from August 2000 through November 2002.  Prior to that, Ms. Xu founded Beijing No. 9 Building Science and Technology Development Co., Ltd. in April 2000.  Ms. Xu received her Bachelors Degree in Economics and Trade at Beijing Business College.  The Company believes that Ms. Xu has the qualifications and skills to serve as a Director based upon her business expertise in the insurance industry and years of experience in executive and managerial positions with the Company and previous positions.

Yuefeng Wang.  Mr. Wang has served as a Director of the Company since January 4, 2008 and he has served as Chairman of Hua Yuan Run Tong (Beijing) Technology Co., Ltd. since February 2007.  From March 2005 through January 2007 Mr. Wang served as Chairman, Assistant and HR Director of Hua Yuan Run Tong (Beijing) Technology Co., Ltd. Prior to that, Mr. Wang served as the HR Supervisor of Beijing Panasonic & Putian Communications Equipment Co., Ltd. from August 2004 through February 2005.  Prior to that, Mr. Wang served as President, Assistant and Manager of the HR Department at BaoDing Chang An Car Manufacturing Co., Ltd. from July 1997 through August 2002.  Mr. Wang earned his MBA at Tsinghua University.  The Company believes that Mr. Wang has the qualifications and skills to serve as a Director based upon his accounting and finance expertise; his more than 15 years experience in the industry; and his experience in executive and managerial positions.

Yinan Zhang.  Ms. Zhang has served as a Director of the Company since January 4, 2008 and currently serves as president of Nautilus Creative Co., Ltd since June 2007.  Prior to that, Ms. Zhang served as Editor of Travel & Leisure Magazine, Chinese Edition from October, 2006 through June, 2007, Prior to that, Ms. Zhang served as Editor of Shanghai Weekly from October, 2002 through September, 2003.  Ms. Zhang earned her master degree in Arts et Sciences de l’enregistrement at Université de Marne-la-Vallée, France.  The Company believes that Ms. Zhang has the qualifications and skills to serve as a Director based upon her significant business experience, including a diversified background of managing and directing insurance related companies.

Xiaoshuang Chen.  Mr. Chen has served as a director of the Company since July 16, 2009.  Mr. Chen recently served as Vice President of China Information Technology Development Ltd., a Hong Kong listed company, since August 2008.  Prior to that, from September 2006 to July 2008, Mr. Chen served as Deputy General Manager of the Henan Lantian Group in the Henan Province of China.  From July 2001 to August 2006, Mr. Chen was employed by the XinAo Group to work for a number of its subsidiaries.  During this time, Mr. Chen served as Director and Deputy General Manager of Hebei Veyong Bio-Chemical Co. Ltd., Chief Human Resources Director of the XinAo Group, and Deputy General Manager of XinAo Gas Holdings Limited.  Mr. Chen earned a master’s degree (EMBA) from Peking University.  The Company believes that Mr. Chen has the qualifications and skills to serve as a Director based upon his significant business experience, including managing an insurance related technology company.

Renbin Yu.  Mr. Yu has served as a director of the Company since July 16, 2009.  Mr. Yu recently served as Chairman of the Dalian Wanshan Golf Club since October 2006.  Prior to that, from July 2005 to October 2006, Mr. Yu has served as General Manager of Dalian Water Sports Tourism Co.  From September 1983 to July 2005, Mr. Yu served as Deputy Director of the Urban Construction Bureau of Dalian.  Mr. Yu is Business Administration graduate from Tsinghua University.  The Company believes that Mr. Yu has the qualifications to serve as a Director based upon his education, along with his wide range of business expertise, including a diversified background of managing and directing insurance technology related companies.

Yong Bian.  Mr. Bian has served as the Deputy General Manager of New Fortune Associate (Beijing) Information Technology Co., Ltd., a wholly owned subsidiary of our Company since August 2009.  Prior to that, Mr. Bian was a Business Development Director at Beijing Holdings Information Development Co., Ltd.  From July 2007 to August 2009 and a Senior Consultant at Beijing Ninesage Consulting  Co., Ltd from July 2004 to July 2007.  Mr. Bian earned a Bachelor of Science degree from Da Lian University of Technology in 1993 and a MBA degree from TsingHua University in 2004.  The Company believes that Mr. Bian has the qualifications and skills to serve as a Director based upon his significant business experience, including managing an insurance technology related company.

Shareholders Communications

The Board will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate.  Absent unusual circumstances, the President and Chief Executive Officer is the primary person responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other directors.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that are important for the directors to know.  Shareholders who wish to send communications on any topic to the Board should address such communications to Junjun Xu, President and Chief Executive Officer, 4F, Henry House, 10 Ice House Street, Central, Hong Kong.

Involvement in Certain Legal Proceedings

None of the members of the Board of Directors or other executives has been involved in any bankruptcy proceedings, criminal proceedings, any proceeding involving any possibility of enjoining or suspending members of our Board of Directors or other executives from engaging in any business, securities or banking activities, and have not been found to have violated, nor been accused of having violated, any federal or state securities or commodities laws.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us, we believe that during the fiscal year ended June 30, 2009 all officers, directors and ten percent (10%) beneficial owners who were subject to the provisions of Section 16(a) complied with all of the filing requirements during the year with the exception of (a) Edith Kam Ying Ho, a former director who failed to file a Form 4 upon her resignation, (b) Xueyuan Han, a former director who failed to file a Form 4 upon his resignation, (c) Xiaoshuang Chen, a director who failed to file a Form 3 within ten (10) days of his appointment as a director and (d) Renbin Yu, a director who failed to file a Form 3 within ten (10) days of his appointment as a director.

Code of Ethics

We have adopted a Code of Ethics, as required by the rules of the SEC and NASDAQ.  Our Code of Ethics applies to all of our directors, officers and employees.  The Code of Ethics, and any amendments to, or waivers from, the Code of Ethics, is available in print, at no charge, to any Stockholder who requests such information.

Committees of our Board of Directors

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee established in accordance with the Exchange Act and NASDAQ rules.  The Audit Committee met 3 times, the Compensation Committee met 2 times and the Nominating Committee met 2 times during the fiscal year ended June 30, 2009.  A brief description of each committee is set forth below.

•
Audit Committee – Independent directors Yinan Zhang, Yuefeng Wang, Edith Kam Ying Ho and Chunsheng Zhou were members of our Audit Committee during the fiscal year ended June 30, 2009.  Edith Kam Ying Ho resigned effective July 16, 2009 and Chunsheng Zhou, who at the time was already a Board member and a member of the Compensation Committee and the Nominating Committee, was appointed to fill Ms. Ho’s vacancy effective as of July 16, 2009.  On June 9, 2010, the Board accepted the resignation from Mr. Chunsheng Zhou as a director and a member of the Company’s Audit Committee effective as of March 18, 2010.  The purpose of the Audit Committee is to provide assistance to our Board of Directors in fulfilling their oversight responsibilities relating to our consolidated financial statements and financial reporting process and internal controls in consultation with our independent registered public accountants and internal auditors.  The Audit Committee is also responsible for ensuring that the independent registered public accountants submit a formal written statement to us regarding relationships and services which may affect the auditors’ objectivity and independence.

•
Compensation Committee – Independent directors Yinan Zhang, Yuefeng Wang and Chunsheng Zhou were members of our Compensation Committee during the fiscal year ended June 30, 2009.  On June 9, 2010, the Board accepted the resignation from Mr. Chunsheng Zhou as a director and a member of the Company’s Compensation Committee effective as of March 18, 2010.  The purpose of the Compensation Committee is to review and make recommendations to our Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of our company, including stock compensation and loans, and all bonus and stock compensation to all employees.

•
Nominating Committee – Independent directors Yinan Zhang, Yuefeng Wang and Chunsheng Zhou were members of our Nominating Committee during the fiscal year ended June 30, 2009.  On June 9, 2010, the Board accepted the resignation from Mr. Chunsheng Zhou as a director and a member of the Company’s Nominating Committee effective as of March 18, 2010.  The purpose of the Nominating Committee is to review the composition and evaluate the performance of the Board, recommend persons for election to the Board and evaluate director compensation.  The Nominating Committee is also responsible for reviewing the composition of committees of the Board and recommending persons to be members of such committees, and maintaining compliance of committee membership with applicable regulatory requirements.

The Company is listed on NASDAQ.  Pursuant to the definition of independence as determined by the Marketplace Rules of The Nasdaq National Market, all of the members of the Nomination Committee are considered independent.

The process followed by the Nomination Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meeting from time-to-time to evaluate biographical information and background material relating to potential candidates, and interviewing selected candidates by committee members.

In deciding whether to include a candidate in the Board’s list of recommended director nominees, the Nomination Committee will look at criteria including the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, independence and the ability to act in the interests of all shareholders.  The Committee does not assign specific weight to any particular criteria and no particular criterion is a prerequisite for each prospective nominee.  The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

Shareholders may recommend individuals to the Nomination Committee for consideration as director candidates by submitting their names to the Nomination Committee.  Such communications should be addressed to, Yinan Zhang, 4F, Henry House, 10 Ice House Street, Central, Hong Kong, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Common Stock for at least a year as of the date such recommendation is made.  Upon receipt of appropriate biographical and background material, the Committee will evaluate shareholder recommended candidates by following substantially the same process and applying substantially the same criteria that it follows for candidates submitted by others.

Shareholders may also directly nominate director candidates, without any action or recommendation on the part of the Nomination Committee or the Board, to Junjun Xu, President and Chief Executive Officer, 4F, Henry House, 10 Ice House Street, Central Hong Kong, by following the procedures set forth under this “Shareholder Proposals”.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure.  Our Board of Directors has a general policy that the positions of the Chairman and Chief Executive Officer should be held by separate persons.  However, this general policy serves as part of a flexible framework within which the Board may conduct its business, and is not a binding legal obligation.  Our Board believes that it should have the flexibility to make its determination as to whether these positions should be held by separate persons or one person at any given point in time in the way that it believes best to provide appropriate leadership for us at that time.

The Board of Directors has established a structure whereby our Chairman position is a non-executive position held by Mr. Zhenyu Wang.  The Board has continued this separation, as it currently believes that having a Chairman independent of management helps ensure critical advice, independent thinking and independent oversight as we continue to implement our strategic plans, and allows our Chief Executive Officer to more closely focus on our day-to-day business.  Our Chairman’s primary responsibilities are to preside at meetings of the Board and of the non-management and independent Board members, serve as the principal liaison between our Chief Executive Officer and management, on the one hand, and the Board, on the other hand, and provide not only our other directors, but also our stockholders with an independent leadership contact.  The Board of Directors recognizes that there could be circumstances in the future that would lead it to combine the positions of Chairman of the Board and Chief Executive Officer.

Board of Directors’ Role in Risk Oversight.  Our Board of Director’s role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team.  At regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business.  In carrying out its risk oversight function, our Board of Directors has three standing committees: Audit, Compensation and Nominating, each of which is responsible for risk oversight within that committee’s area of responsibility.

As part of its responsibilities, the Audit Committee oversees our financial policies, including financial risk management.  The Audit Committee assists our Board in its oversight of risk management by discussing with management, particularly the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures and the steps management has taken to monitor and control risk exposures.  The Audit Committee also annually receives and considers a report from external auditor, regarding the Company’s internal controls over financial reporting, as well as a risk assessment and plan jointly prepared by our management.

Each of the other committees of our Board of Directors considers risks within its areas of responsibility as follows.  The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.  The Compensation Committee has concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.  The Nominating Committing considers risks relating to board membership and corporate governance.

Audit Committee Report

Our Audit Committee has reviewed and discussed with management of the Company and Weinberg & Company, P.A. (“Weinberg”), the Company’s independent auditor, the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2009 (the “Audited Financial Statements”).

The Audit Committee has discussed with the independent auditor matters required to be discussed under Statement on Auditing Standards No. 61, has received and reviewed the written disclosures and the letter from Weinberg required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding Weinberg’s communications with the Audit Committee concerning independence and we have discussed with such firm its independence from the Company. Weinberg has confirmed in its letter to us that, in its professional judgment, it is independent of the Company within the meaning of the United States securities laws. We also have discussed with management of the Company and Weinberg such other matters and received such assurances from them as we deemed appropriate.

Our management is responsible for the Company’s internal controls and the financial reporting process. Weinberg is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the reports of Weinberg with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company’s Board the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

Audit Committee

Yinan Zhang, Audit Committee Member
Yuefeng Wang, Audit Committee Member

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation information for services rendered by certain of our current and former executive officers in all capacities during the last two (2) completed fiscal years (ended June 30, 2009 and 2008).  The following information includes the U.S. dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

Name And Principal Function	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Junjun Xu, Chief Executive Officer	2009	37,554	-0-	-0-	-0-	-0-	-0-	-0-	37,554
	2008	19,476	-0-	-0-	-0-	-0-	-0-	-0-	19,476

Mingfei Yang, Chief Financial Officer	2009	15,263	-0-	-0-	-0-	-0-	-0-	-0-	15,263
	2008	8,288	-0-	-0-	-0-	-0-	-0-	-0-	8,288

Yun Hon Man, Chief Operating Officer	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Compensation of Directors and Executive Officers

The following Company directors each received $14,641 in compensation for their services as directors for the fiscal year ended June 30, 2009: Zhenyu Wang, Chunseng Zhou, Yuefang Wang, Yinan Zhang, Junjun Xu and Xueyuan Han.  None of the Company’s directors received compensation for their service on the board of directors for the fiscal year ended June 30, 2008.  All directors are reimbursed for out-of-pocket expenses in connection with attendance at Board’s and/or committee meetings.

Mr. Yun Hon Man resigned as the Chief Operating Officer effective as of May 1, 2010.

Employment Agreements

There are currently no employment agreements between the Company and its employees.

ZYTX has two (2) agreements with each employee, a Labor Contract and a Confidentiality Agreement.  The Labor Contract mainly includes working content, working time, payment and other terms.  The Confidentiality Agreement mainly includes confidentiality content, responsibilities, validity and other terms.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of May 11, 2010 for: (i) each person who is known by the Company to beneficially own more than 5 percent of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executive Officers, and (iv) all directors and executive officers as a group.  As of May 11, 2010 the Company had 40,000,000 shares of Common Stock outstanding.  Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percentage of Class Beneficially Owned (2)
Zhenyu Wang, Chairman of the Board	16,008,960	40.02%
Junjun Xu, Chief Executive Officer and Director	5,280,000	13.20%
Mingfei Yang, Chief Financial Officer	0	0%
Yun Hon Man, Chief Operating Officer (3)	0	0%
Yuefeng Wang, Director	0	0%
Yinan Zhang, Director	0	0%
Chunsheng Zhou, Director (4)	0	0%
Xiaoshuang Chen, Director	0	0%
Renbin Yu, Director	0	0%

ALL DIRECTORS AND OFFICERS AS A GROUP (9 PERSONS):	21,288,960	53.22%

Yanling Chen(5) Room 704, Zhenxing District Yijing Street, 33# No.2, Dandong City, Liaoning Province, China	2,999,040	7.50%

(1)   Unless otherwise noted, each beneficial owner has the same address as the Company.

(2)   Applicable percentage of ownership is based on 40,000,000 shares of the Common Stock outstanding as of the date of this Proxy Statement, together with securities exercisable or convertible into shares of Common Stock within sixty (60) days of the date of this Proxy Statement for each Stockholder.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of Common Stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)   Mr. Yun Hon Man resigned as the Chief Operating Officer effective as of May 1, 2010.

(4)   The Board accepted the resignation of Mr. Chunsheng Zhou as a director and a member of the Company’s Audit Committee, Compensation Committee and the Nominating Committee effective as of March 18, 2010.

(5)   Based on the Company’s transfer agent’s record as of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS; DIRECTOR INDEPENDENCE

Transactions With Related Persons

During the fiscal years ended June 30, 2009 and 2008, the Chairman of the Company, Mr. Wang Zhenyu, made advances to the Company for operational needs.  At June 30, 2009 and 2008, the principal amount outstanding pursuant to these loans was $253,506 and $153,069, respectively.  The outstanding amounts are non-interest bearing, unsecured and have no fixed repayment terms.

During the year ended June 30, 2009, ZYTX entered into an agreement with Beijing Enterprises UniCard Co., Ltd. (“UniCard”), which Mr. Zhenyu Wang, the Chairman of the Company, is also the Chairman of UniCard.  For the year ended June 30, 2009, the Company rented office space to UniCard for $131,758 and the Company also sold fixed assets to UniCard for $130,563.

Director Independence

The following directors are independent pursuant to NASDAQ rules and the rules of the SEC: Yinan Zhang, Yuefeng Wang, Renbin Yu and Xiaoshuang Chen.  The following directors are not independent: Zhenyu Wang and Junjun Xu.  All of the members of our Audit Committee, Compensation Committee and Nominating Committee are independent pursuant to the Exchange Act and NASDAQ rules.

Principal Accountant Fees and Services

Weinberg has served and continues to serve as our principal accountant, effective from January 31, 2008.  The following is a summary of fees incurred for services rendered.

Audit Fees

During the fiscal year ended June 30, 2009, the fees for our current principal accountant, Weinberg, were $182,000, which was composed of $62,000 for quarterly reviews, and $120,000 for the audit of our consolidated financial statements included in the Annual Report on Form 10-K for fiscal year ended on June 30, 2009.

During the fiscal year ended June 30, 2008, the fees for our current principal accountant, Weinberg, were $185,243, which was composed of $47,900 for quarterly reviews, and $137,343 for the audit of our consolidated financial statements included in the Annual Report on Form 10-K for fiscal year ended on June 30, 2008.

During the fiscal year ended June 30, 2008, the fees for our former principal accountant, Akin, Doherty, Klein, P.C., were $300 for quarterly reviews for the period ended September 30, 2007.

Audit-Related Fees

During the fiscal years ended June 30, 2009 and 2008, the fees for our current principal accountant, Weinberg, were $121,571 and $0 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

During the fiscal years ended June 30, 2009 and 2008, our current principal accountant, Weinberg, did not render any tax services.

All Other Fees

During the fiscal year ended June 30, 2009, there were no fees billed for products and services provided by the current principal accountant, Weinberg, other than those set forth above.

Audit Committee Pre-Approval

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants.  These services may include audit services, audit-related services, tax fees, and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services.  The Audit Committee has delegated pre-approval authority to certain committee members when expedition of services is necessary.  The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date.  All of the services described above in this Item were approved in advance by the Audit Committee during the fiscal year ended June 30, 2009.

PROPOSAL NO.  2 – APPROVAL OF COMPANY’S STOCK OPTION PLAN

The Company's Board of Directors considers stock options as a useful means of attracting and retaining employees, directors and consultants. It also provides a long-term incentive for those individuals to foster the growth of the Company by tying their interests to the interests of the Company's shareholders through stock ownership and potential stock ownership.

Presently, the Company does not have any equity compensation plans effective.

On May 11, 2010, the closing price for our common stock, as reported by the NASDAQ OTC Bulletin Board, was $0.52 per share.

On May 3, 2010, the Board of Directors adopted, subject to shareholder approval at the Meeting, the Company's 2010 Stock Option Plan (the “2010 Plan”).

The following discussion of the 2010 Plan is qualified in its entirety by reference to the copy of the 2010 Plan which is attached to this Proxy as Exhibit A.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal will be required to adopt this proposal. The Board recommends that shareholders vote FOR this proposal.

Purpose of the Plan

The purpose of the 2010 Plan is to enable the Company to provide an incentive to employees (including directors and officers), non-employee directors and consultants of the Company, any of its subsidiaries or Parent (as defined therein), and to offer an additional inducement in obtaining the services of such individuals.

Shares Subject to the Plan, Eligibility and Basis for Grants

The 2010 Plan, if approved by the shareholders, will authorize the grant of options (the “Options”) to purchase a maximum of 6,000,000 shares of the Company's Common Stock, subject to adjustments described below, to employees and directors of, and consultants to, the Company any of its subsidiaries.  Upon expiration, cancellation or termination of unexercised Options, the shares of the Company's Common Stock subject to such Options will again be available for the grant of Options under the 2010 Plan.

We currently have approximately 4 employees (including directors and officers who are employees), 5 non-employee directors and 9 consultants who will be eligible to receive options under the 2010 Plan.

The Company’s policy in granting Options under the 2010 Plan is to serve as a means of incentivizing recipients for future services to be provided to the Company and not as a means of compensation for past services rendered, except in extraordinary circumstances where past performance warrants it.

Type of Options

Options granted under the 2010 Plan may either be incentive stock options (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, which do not qualify as ISOs (“NQSOs”).  ISOs, however, may only be granted to employees.

Administration

The 2010 Plan is to be administered by the Board or a committee of the Company's Board consisting of two or more members of the Board.  To the extent required, each member of the committee is to be a “non-employee director,” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, to the extent required to preserve a deduction under Section 162(m) of the Code, an “outside director” within the meaning of Treas. Reg. § 1.162-27(e)(3).  Those administering the 2010 Plan are referred to as the “Administrators.”

Among other things, the Administrators are empowered to select, within the express limits contained in the 2010 Plan, the employees, consultants and directors to be granted Options, and to determine whether an Option granted to an employee is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each Option award, the exercise price of each Option, the term of any Option, the date each Option shall become exercisable, as well as any terms and conditions relating to the exercisability of each Option, whether to accelerate the date of exercise of any Option and to select the form of payment of the exercise price.  The Administrators are also empowered to construe each Option contract between the Company and a recipient and, with the consent of the recipient, to cancel or modify an Option.  The Administrators are further authorized to prescribe, amend and rescind rules and regulations relating to the 2010 Plan and make all other determinations necessary or advisable for administering the 2010 Plan.  The Administrators are also authorized to ensure compliance of the 2010 Plan with applicable laws, including the laws of the P.R.C. and any other jurisdiction in which Options are granted and the State Administration of the Foreign Exchange of the P.R.C. (the “SAFE”), and satisfy all other requirements for persons to be eligible to receive Options.

Terms and Conditions of Options

Options granted under the 2010 Plan are subject, among other things, to the following terms and conditions:

(a)           The exercise price of each Option is determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (and 110% of such fair market value if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

(b)           Options may be granted for terms established by the Administrators; provided, however, that the term of an Option may not exceed ten years (and five years in the case of an ISO granted to an optionee who owns, or is deemed to own, more than 10% of the voting power of the Company).

(c)           The aggregate fair market value (determined at the time of grant of the Options) of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000 (based on the fair market value of the Company's Common Stock on the date of grant).

(d)           The exercise price of each Option is payable in full upon the Option's exercise.  Payment of the exercise price of an option may be made (i) in cash, or (ii) if the Administrators permit and such exercise would not require the Company to incur a charge against its earnings for financial accounting purposes, with previously acquired shares of Common Stock, or (iii) any combination of the foregoing.  The Administrators may also permit payment of the exercise price of an Option through the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.  In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(e)           Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

(f)           Except as may otherwise be provided in an option contract related to the Option, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason other than death or disability, the Option may be exercised, to the extent exercisable on the date of termination of such relationship, at any time within three months thereafter, but in no event after the expiration of the term of the Option; provided, however, that if the relationship is terminated either for cause (as defined in the option contract) or without the consent of the Company, the Option will terminate immediately.

(g)          Except as otherwise provided in the optionee's option contract, an optionee whose relationship with the Company is terminated by reason of disability may exercise the Option, to the extent exercisable at the effective date of such termination, at any time within one year thereafter, but not after the expiration of the term of the Option.

(h)          Except as otherwise provided in the optionee's option contract, in the case of the death of an optionee while an employee, director or consultant, the optionee's legal representative or beneficiary may exercise the Option, to the extent exercisable on the date of death, at any time within one year after such death, but in no event after the expiration of the term of the Option.

(i)           The Company may withhold cash and/or, with the consent of the Administrators, shares of the Company's Common Stock having an aggregate fair market value equal to the amount which the Administrators determine is necessary to satisfy the Company's obligations to withhold any federal, state and/or local taxes, as required under the laws of the P.R.C. or any other jurisdiction in which the options are granted, or other amounts incurred by reason of the grant, vesting or exercise of an Option or the disposition of shares acquired thereunder.  Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

(j)           The Company may apply with the SAFE for approval of the persons who will participate in the 2010 Plan and satisfy all applicable registration and other requirements for such persons to be eligible to receive Options under the 2010 Plan.

Adjustment in Event of Capital Changes

Appropriate adjustments are to be made in the number and kind of shares subject to the 2010 Plan and in the exercise prices of any outstanding Options, as well as the limitation on the number of shares underlying Options that may be granted to any recipient in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, reclassification, spin-off, reverse split or other combination, exchange of shares or other transaction that results in a change in the number or kind of shares of Common Stock outstanding immediately prior to such event.  In the event of (a) the liquidation or dissolution of the Company, (b) sale of all or substantially all of the assets of the Company, or (c) the merger or consolidation of the Company with or into one or more other corporations or entities in which the Company is not the surviving corporation or in which the holders of securities of the Company immediately prior to such merger or consolidation cease to own securities of the surviving corporation or other entity representing at least 50% of the combined voting power entitled to vote in the election of directors of the surviving corporation or entity, the Board of the Company shall, as to outstanding Options, either (a) make appropriate provision for any such outstanding Options by the substitution, on an equitable basis, of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation, or (b) upon written notice to an optionee with respect to any Option, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated.

Duration and Amendment of the 2010 Plan

No Option may be granted under the 2010 Plan after June 28, 2020.  The Board may at any time terminate, suspend or amend the 2010 Plan; provided, however, that, without the approval of the Company's shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares for which Options may be granted under the 2010 Plan, (b) change the eligibility requirements for persons who may receive Options under the 2010 Plan or (c) make any change for which applicable law requires shareholder approval.  No termination, suspension or amendment may adversely affect the rights of an optionee with respect to an outstanding Option without the optionee's consent.

Certain Federal Income Tax Consequences

The following is a general summary of certain material federal income tax consequences of the grant and exercise of options under the 2010 Plan and the sale of any underlying security.  This description is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and administrative pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effects.  This discussion does not purport to address all tax considerations relating to the issuance and exercise of any Options, or resulting from the application of special rules to a particular Option recipient (including a recipient subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act, a recipient exercising an option with previously owned shares, or a recipient who is not an individual U.S. citizen or permanent resident), as well as applicable state, local, foreign and other tax consequences inherent in the ownership of Options and exercise thereof and the ownership and disposition of any underlying security.  An Option recipient should consult with his own tax advisors with respect to the tax consequences inherent in the ownership and exercise of Options and the ownership and disposition of any underlying security.

Incentive Stock Options Exercised With Cash
No taxable income will be recognized by an optionee upon the grant or exercise of an ISO.  The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction.  Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a “disqualifying disposition”), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed to the optionee as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount.  Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

Non-Qualified Stock Options Exercised With Cash

No taxable income will be recognized by an optionee upon the grant of an NQSO.  Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefore will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction.  The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held.  The amount of such gain will be equal to the difference between the selling price and the optionee's tax basis in the shares.

Alternative Minimum Tax

In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability.  For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income.  In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes.  If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years.  To the extent the credit is not used, it is carried forward.  An optionee holding an ISO should consult with his tax advisors concerning the applicability and effect on the optionee of the alternative minimum tax.

Employment Tax Withholding on Compensation Income

The compensation income recognized by the recipient of an Option (as described above) will be subject to federal and applicable state income and employment (social security) taxes.  The Company will be responsible for withholding the applicable taxes and remitting such taxes to the respective government authorities.  As the payer of such compensation, the Company will also have certain reporting obligations in connection with its duty to withhold such taxes.  As provided in a separate agreement that each recipient of an Option will be required to execute, the Company reserves the right to withhold the applicable taxes from the amounts of any cash payments or the issuance of its Common Stock to each recipient.  As an alternative, the Company may require Option recipients to pay to the Company in cash the amount equal to the taxes required to be withheld.

New Plan Benefits

The Board of Directors or a committee of the Board, as summarized below under “Administration,” in its sole discretion will determine the number and types of Option awards that will be granted under the Plan. Thus, it is not possible at this time to determine the benefits that will be received by eligible participants if the Plan were to be approved by our shareholders.

MANNER IN WHICH THE PROXIES WILL BE SOLICITED AND VOTED

The cost of soliciting proxies will be borne by the Company.  Officers and regular associates of the Company may, but without compensation other than their regular compensation, solicit proxies by additional mailings, personal conversations, telephone, facsimile, or electronically.  The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of the Common Stock.  Other proxy solicitation expenses that we will pay include those for preparation, mailing and tabulating the proxies.

Our management knows of no other matter that may come up for action at the Meeting.  However, if any other matter properly comes before the Meeting, the proxies named on the enclosed proxy will vote in accordance with their judgment upon such matter.  Whether or not you expect to be present at the meeting, you are urged to vote your proxy by signing, dating and promptly mailing in your proxy card.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

In order for Stockholder business to be included in the Company’s Proxy Statement for the next annual meeting or properly brought before that meeting by a Stockholder, the Stockholder must have given timely notice in writing to the Secretary of the Company.  A stockholder proposal for the next annual meeting must be received at the Company’s principal executive offices at 4F, Henry House, 10 Ice House Street, Central, Hong Kong by no later than 120 calendar days before the date on which the Company’s proxy materials are released to stockholders in connection with such annual meeting, which the Company expects will occur on June 29, 2011, to be considered timely.  Inclusion of stockholder proposals in the Company’s Proxy Statement for a meeting also requires satisfaction of certain conditions established by the SEC.

OTHER MATTERS

The Board knows of no other business which will be presented at the Meeting.  If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting said proxies.  It is important that the proxies be returned promptly and that your shares are represented.  You are urged to sign, date and promptly return the enclosed Proxy Card in the enclosed envelope.  As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Meeting other than the items referred to above.  If any other matter is properly brought before the Meeting for action by Stockholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendations of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

 The Company is subject to the informational requirements of the 1934 Act and files reports and other information with the SEC.  Such reports and other information filed by the company may be inspected and copied at the SEC’s public reference room at One Station Place, 100 F Street NE, Washington, DC 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago Illinois.  You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  Our SEC filings, including this Proxy Statement, are also available to you on the SEC’s website at www.sec.gov ..

By Order of the Board of Directors,

/s/ Zhenyu Wang
Zhenyu Wang,
Chairman of the Board

Date: June 11, 2010

EXHIBIT A

CHINA INSONLINE CORP.
2010 STOCK OPTION PLAN

1.	Purposes of the Plan.

(a)           This stock option plan (the “Plan”) is intended to provide an incentive to employees (including directors and officers who are employees) and non-employee directors of, and consultants and advisors to, CHINA INSONLINE CORP., a Delaware corporation (the “Company”) or any of its Subsidiaries, and to offer an additional inducement in obtaining the services of such individuals.

(b)           The Plan provides for the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and stock options which do not qualify as ISOs (“NQSOs”).  ISOs and NQSOs are collectively referred to herein as “Options.” The Company makes no representation or warranty, express or implied, as to the qualification of any Option as an “incentive stock option” or any other treatment under the Code.

(c)           Capitalized terms used but not defined elsewhere herein have the meanings assigned to them in Section 18 below.

2.           Stock Subject to the Plan.  Subject to the provisions of Section 11, the aggregate number of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), for which Options may be granted under the Plan shall not exceed six million (6,000,000) shares.  Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the “Board of Directors”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company.  Subject to the provisions of Section 12, any shares of Common Stock subject to an Option which for any reason expires or is forfeited, canceled, or terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of Options under the Plan.  The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.  Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.  However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company’s counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

1

3.           Administration of the Plan.

(a)           The Plan will be administered by the Board of Directors, or by a committee (the “Committee”) consisting of two or more directors appointed by the Board of Directors.  Those administering the Plan shall be referred to herein as the “Administrators.”  Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule (“Rule 16b-3”), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a “non-employee director,” within the meaning of Rule 16b-3, and an “outside director,” within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3, and the laws of the P.R.C. and the rules regulations of State Administration of the Foreign Exchange of the P.R.C. (the “SAFE”), as applicable).  Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

(b)           Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine each person who shall be granted an Option; the type of Option to be granted, the times when an Option shall be granted; whether an Option granted to a Designee (as defined in Section 4 below) shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each Option, and the terms on which each Option shall be exercised; the date each Option shall become exercisable; whether an Option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any Option hereunder (or any installment of any such Option); whether shares of Common Stock may be issued upon the exercise of an Option granted under the Plan as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price or other amount to be paid in connection with the exercise of an Option granted under the Plan; the form of payment of the exercise price; the fair market value of a share of Common Stock; the restrictions and/or contingencies, if any, imposed with respect to an Option and whether and under what conditions to waive any such restrictions and/or contingencies; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an Option granted under the Plan and, if so, whether and under what conditions to waive any such restriction and/or contingencies; whether and under what conditions to subject the exercise of all or any portion of an Option granted under the Plan, the vesting of the shares acquired pursuant to the exercise of an Option granted under the Plan to the fulfillment of certain restrictions and/or contingencies as specified in the contract or other document evidencing the Option (the “Agreement”), including, without limitation, restrictions and/or contingencies relating to (i) entering into a covenant not to compete with the Company, its Parent (if any) and any of its Subsidiaries, (ii) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (iii) the period of continued employment with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; whether to accelerate the date on which an Option may be exercised or to waive any restriction or limitation with respect to an Option; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or Parent to withhold taxes or other amounts and, to the extent applicable, withholding requirements under the laws of the P.R.C.; whether a Designee has a Disability; with the consent of the Designee, to cancel or modify an Option; provided, however, that the modified provision is permitted to be included in an Option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the shareholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; to ensure compliance of the Plan with applicable law, including to the extent applicable, applying to the SAFE for approval of the persons who will participate in the Plan and satisfy all applicable registration and other requirements for such persons to be eligible to receive Options under the Plan; and to make all other determinations necessary or advisable for administering the Plan.  Any controversy or claim arising out of or relating to the Plan, any Option granted under the Plan or any Agreement shall be determined unilaterally by the Administrators in their sole discretion.  The determinations of the Administrators on matters referred to in this Section 3 shall be conclusive and binding on all parties.  No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

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4.           Eligibility.  The Administrators may from time to time, consistent with the purposes of the Plan, grant Options to (a) employees (including officers and directors who are employees) of the Company, any of its Subsidiaries or Parent, (b) consultants to the Company, any of its Subsidiaries or Parent, (c) advisors to the Company, any of its Subsidiaries or Parent, and (b) such directors of the Company who, at the time of grant, are not common law employees of the Company, as the Administrators may determine in their sole discretion (each, a “Designee”).  Such Options granted shall cover the number of shares of Common Stock that the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Option any class of common stock of the Company (including without the limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to Options that may be granted to any recipient under the Plan during any calendar year shall be 1,000,000 shares; provided further, however, that the aggregate fair market value (determined at the time any Option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such Designee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000).  The One Hundred Thousand Dollar ($100,000) ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted.  Any Option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.  To the extent required by P.R.C. law, the Board or the Committee shall apply to the SAFE for approval of the persons who will participate in the Plan and satisfy all applicable registration and other requirements for such persons to be eligible to receive Options under the Plan.

5.           Grant of Options.

(a)           The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant Options to one or more Designees.

(b)           The exercise price of the shares of Common Stock under each Option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO or any Option intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Designee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or Parent, the exercise price of such ISO shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

(c)           Each Option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such Option is granted; provided, however, that the term of each Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Designee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant.  Options shall be subject to earlier termination as hereinafter provided.

6.           [Reserved.]

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7.           Rules of Operation.

(a)           The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, or (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i) and (ii) of this Section 7(a) are all inapplicable because the Company’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options and the laws of the P.R.C. and rules and regulations of the SAFE, as applicable, and any other jurisdiction in which Options are granted.

(b)           An Option granted under the Plan (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which Option is being exercised, specifying the number of shares of Common Stock as to which such Option is being exercised and accompanied by payment in full of the aggregate exercise price therefore (or the amount due on exercise if the applicable Agreement permits installment payments) (i) in cash and/or by certified check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Options being exercised, or (iii) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes.  The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

(c)           The Administrators may, in their sole discretion, permit payment of the exercise price of an Option granted under the Plan by delivery by the Designee of a properly executed notice, together with a copy of the Designee’s irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.  In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(d)           In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

(e)           A Designee shall not have the rights of a shareholder with respect to such shares of Common Stock to be received upon the exercise of an Option until the date of issuance of a stock certificate to the Designee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Designee using previously acquired shares of Common Stock in payment of an Option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

8.           Termination of Relationship.

(a)           Except as may otherwise be expressly provided in the applicable Agreement, any Designee whose employment, consulting or advisory relationship with the Company, its Parent and any of its Subsidiaries has terminated for any reason other than the death or Disability of the Designee may exercise any Option granted to the Designee as an employee, consultant or advisor, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the Option would otherwise have expired; provided, however, that if the Designee’s employment is terminated for Cause, such Option shall terminate immediately.

(b)           For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code.  As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual’s right to re-employment with the Company, any of its Subsidiaries or Parent is guaranteed either by statute or by contract.  If the period of leave exceeds ninety (90) days and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

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(c)           Except as may otherwise be expressly provided in the applicable Agreement, a Designee whose directorship with the Company has terminated for any reason other than the Designee’s death or Disability may exercise the Options granted to the Designee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the Option would otherwise have expired; provided, however, that if the Designee’s directorship is terminated for Cause, such Option shall terminate immediately.

(d)           Except as may otherwise be expressly provided in the applicable Agreement, Options granted under this Plan to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Designee so long as such Designee continues to be a director of the Company, or an officer or employee of, or a consultant or advisor to, the Company, any of its Subsidiaries or Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

(e)           nothing in the Plan or in any Option granted under the Plan shall confer on any person any right to continue in the employ of or as a consultant to the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

(f)           Except as may otherwise be expressly provided in the applicable Agreement, if a Designee dies (i) while the Designee is employed by, or a consultant or advisor to, the Company, its Parent or any of its Subsidiaries (ii) within three (3) months after the termination of the Designee’s employment, consulting or advisory relationship with the Company, its Parent or any of its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (iii) within one (1) year following the termination of such employment, consulting or advisory relationship by reason of the Designee’s Disability, any Options granted to the Designee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Designee’s death, by the Designee’s Legal Representative, at any time within one (1) year after death, but not thereafter and in no event after the date the Option would otherwise have expired.  Except as may otherwise be expressly provided in the applicable Agreement, any Designee whose employment, consulting or advisory relationship with the Company, its Parent or any of its Subsidiaries has terminated by reason of the Designee’s Disability may exercise such Options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the Option would otherwise have expired.

(g)           Except as may otherwise be expressly provided in the applicable Agreement, if a Designee dies (i) while the Designee is a director of the Company, (ii) within three (3) months after the termination of the Designee’s directorship with the Company (unless such termination was for Cause) or (iii) within one (1) year after the termination of the Designee’s directorship by reason of the Designee’s Disability, the Options granted to the Designee as a director who was not an employee of, or consultant or advisor to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Designee’s death, by the Designee’s Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the Option would otherwise have expired.  Except as may otherwise be expressly provided in the applicable Agreement, a Designee whose directorship with the Company has terminated by reason of Disability may exercise such Options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the Option would otherwise have expired.

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9.           Compliance with the Laws.

(a)           General.  No Option shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements and, to the extent applicable, registration, notice and withholding requirements under the laws of the P.R.C.), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.

(b)           Legends.  Any stock certificate evidencing shares of Common Stock issued pursuant to an Option may bear such legends and statements as the Committee may deem advisable to assure compliance with all applicable laws and regulations and to reflect any other restrictions applicable to such shares as the Committee otherwise deems appropriate.  No Option shall be exercisable, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

(c)           P.R.C. Law.  By way of example and not limitation, the Company shall (i) comply with applicable notice and registration requirements of the SAFE, (ii) implement appropriate currency exchange procedures with respect to Options under the Plan and payments, remittances and deposits in connection therewith, (iii) file such reports with the SAFE as may be necessary under law, (iv) prepare and distribute any required disclosures (whether to Participants or otherwise) regarding the Plan and any Options hereunder and (v) take any and all other actions to comply with the legal requirements of the P.R.C. and the SAFE with respect to the Plan and any Options granted hereunder.

(d)           Securities Laws.

(i)           It is a condition to exercise of any Option that either (x) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon exercise shall be effective and current at the time of such exercise, or (y) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise.  Nothing herein shall be construed as requiring the Company to register shares subject to any Option under the Securities Act or to keep any Registration Statement effective or current.

(ii)          The Administrators may require, in their sole discretion, as a condition to the exercise of an Option granted under the Plan, that the Designee execute and deliver to the Company the Designee’s representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (x) the shares of Common Stock to be issued upon the exercise of an Option granted under the Plan are being acquired by the Designee for the Designee’s own account, for investment only and not with a view to the resale or distribution thereof, and (y) any subsequent resale or distribution of shares of Common Stock by such Designee will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Designee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

(e)           Postponement of Exercise.  In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Option on any securities exchange or under any applicable law (including the laws of the P.R.C.), or that the consent or approval of any governmental agency or regulatory body (including those of the P.R.C. and the SAFE), is necessary or desirable as a condition to, or in connection with, the issuance of shares of Common Stock upon exercise of an Option, such Option may not be exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

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10.         Option Agreements.  Each Option shall be evidenced by an appropriate Agreement, which shall be duly executed by the Company and the Designee.  Such Agreement shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion.  The terms of each Option and Agreement need not be identical.

11.         Adjustments upon Changes in Common Stock.

(a)           Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Option, and the exercise price of each Option, and the maximum number of shares subject to each Option that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties.  Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to Options without payment therefore.  Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 11 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Option), or (ii) would be considered as the adoption of a new plan requiring shareholder approval.

(b)           Except as may otherwise be expressly provided in an applicable Agreement, in the event of (i) a liquidation or dissolution of the Company, or (ii) any transaction (or series of related transactions) that is approved by a majority of the members of the Company’s Board of Directors who were elected by shareholders prior to the first such transaction (including, without limitation, a merger, consolidation, sale of stock by the Company or its shareholders, tender offer or sale of all or substantially all assets) and in which either (A) the voting power (in the election of directors generally) of the Company’s voting securities outstanding immediately prior to such transaction(s) ceases to represent more than fifty percent (50%) of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s), or (B) all or substantially all of the Company’s assets are sold to an unaffiliated third party, the Board of Directors of the Company, or the board of directors of any corporation or other legal entity assuming the obligations of the Company, shall, as to outstanding Options, either (x) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized entity which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon optionees as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to the Options immediately before such substitution over the purchase price thereof, or (y) upon written notice to the optionees, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated.  In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding Options.

12.         Amendments and Termination of the Plan.  The Plan was adopted by the Board of Directors on May 3, 2010 to be effective June 29, 2010.  No Option may be granted under the Plan after June 28, 2020.  The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body, including the laws of the P.R.C. and rules and regulations of SAFE; provided, however, that no amendment shall be effective, without the requisite prior or subsequent shareholder approval, which would (a) except as contemplated in Section 11, increase the maximum number of shares of Common Stock for which any Options may be granted under the Plan, (b) change the eligibility requirements for individuals entitled to receive Options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires shareholder approval.  No termination, suspension or amendment of the Plan shall adversely affect the rights of a Designee under any Option granted under the Plan without such Designee's consent.  The power of the Administrators to construe and administer any Option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.  Additionally, to the extent required by the laws of the P.R.C., the Company shall notify the relevant authority of any amendment to the Plan.

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13.         Non-Transferability.  Except as may otherwise be expressly provided in the applicable Agreement, no Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Options may be exercised, during the lifetime of the Designee, only by the Designee or the Designee’s Legal Representatives.  Except as may otherwise be expressly provided in the applicable Agreement, an Option, to the extent not exercisable, shall not be transferable otherwise than by will or the laws or descent and distribution.  Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

14.         Withholding Taxes.  The Company, its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Agreement or otherwise), shares of Common Stock to be issued under an Option or a combination of cash and shares, having an aggregate fair market value equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes, as required under the laws of the P.R.C. or any foreign jurisdiction in which Options are granted, or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Option, or the disposition of the underlying shares of Common Stock.  Alternatively, the Company may require the Designee to pay to the Company such amount, in cash, promptly upon demand.

15.         Legends; Payment of Expenses.

(a)           The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Option and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of the Plan or any agreement between the Company and the Designee with respect to such shares of Common Stock, or (iii) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

(b)           The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon exercise of an Option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

16.         Use of Proceeds; Unfunded Plan.  The cash proceeds to be received upon the exercise of an Option granted under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.  The Company shall not be required to segregate any assets, nor shall the Plan be construed as providing for such segregation, nor shall the Board of Directors or the Committee, if designated, be deemed to be a trustee of any cash or assets in connection with the Plan.  Any liability of the Company to any Designee or any beneficiary thereof shall be based solely upon any contractual obligations that may be created by the Plan and an Agreement, and no such obligation shall be secured by any pledge or other encumbrance on the property of the Company, any Subsidiary or Parent.

17.         Substitutions and Assumptions of Options of Certain Constituent Corporations.  Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new Options hereunder for prior options of a Constituent Corporation or assume the prior options or restricted stock of such Constituent Corporation.

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18.         Definitions.

(a)           “Cause,” in connection with the termination of a Designee, shall mean (i) ”cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company and such Designee, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Agreement executed by the Company and such Designee, or (iii) in the absence of both of the foregoing, (A) indictment of such Designee for any illegal conduct, (B) failure of such Designee to adequately perform any of the Designee’s duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or Parent (other than any such failure resulting solely from such Designee’s physical or mental incapacity), (C) the commission of any act or failure to act by such Designee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such Designee of any Company rule or policy, or (E) any violation by such Designee of the requirements of such Agreement, any other contract or agreement between the Company and such Designee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

(b)           “Constituent Corporation” shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the Option assumed or substituted were an ISO), or Parent or any Subsidiary of such corporation.

(c)           “Disability” shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(d)           “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Designee with respect to an Option granted under the Plan.

(e)           “Parent” shall mean any “parent corporation” within the meaning of Section 424(e) of the Code.

(f)            “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code

19.         Governing Law.

(a)           The Plan, any Options granted hereunder, the Agreements and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions that would defer to the substantive laws of another jurisdiction, except to the extent that federal law or the laws of the P.R.C. apply.

(b)           Neither the Plan nor any Agreement shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Agreement to be drafted.  Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

20.         Partial Invalidity.  The invalidity, illegality or unenforceability of any provision in the Plan, any Option or Agreement shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

21.         Shareholder Approval.  The Plan shall be subject to approval of the Company’s shareholders.  No Options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any Option shall be determined as if the Plan had not been subject to such approval.

9

REQUEST TO EXERCISE FORM

Dated: ________________

The undersigned hereby irrevocably elects to exercise all or part, as specified below, of the Vested Portion of the option (“Option”) granted to him pursuant to a certain stock option agreement (“Agreement”) effective _____________________, between the undersigned and CHINA INSONLINE CORP. (the “Company”) to purchase an aggregate of _____________________ (__________) shares (the “Shares”) of the Company’s Common Stock, par value $0.001 per share.

The undersigned hereby tenders cash in the amount of $__________ per share multiplied by _____________________ (_________), the number of Shares he is purchasing at this time, for a total of $_______________, which constitutes full payment of the total Exercise Price thereof.

INSTRUCTIONS FOR REGISTRATION OF SHARES
IN COMPANY’S TRANSFER BOOKS

Name:
(Please typewrite or print in block letters)

Address:

Signature:

Accepted by CHINA INSONLINE CORP.:

By:

Name

Title

PROXY

CHINA INSONLINE CORP.
Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong
Telephone:  (011) 00852-25232986

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF CHINA INSONLINE CORP.

The undersigned hereby appoints Mr. Zhenyu Wang and Ms. Junjun Xu as Proxies, each with the power to appoint his/her substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of China INSOnline Corp. held of record by the undersigned on May 11, 2010 at the Annual Meeting of Shareholders to be held on June 29, 2010.

1.         ELECTION OF DIRECTORS:

For all Nominees Listed Below ____________	Withhold Authority____________
(except as indicated below)

Zhenyu Wang, Junjun Xu, Yuefeng Wang, Yinan Zhang, Xiaoshuang Chen, Renbin Yu, and Yong Bian.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.

2.       APPROVAL OF COMPANY’S 2010 STOCK OPTION PLAN

FOR_____ AGAINST_____ ABSTAIN_____

3.       OTHER BUSINESS:

Take action on other business, which may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS, “FOR” THE APPROVAL OF THE COMPANY’S 2010 STOCK OPTION PLAN AND “FOR” ANY OTHER BUSINESS IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.  THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated this_______day of June, 2010.	(SEAL)
Signature

(SEAL)
Signature

When shares are held by joint tenants, both should sign.  If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.

Please sign your name exactly as it appears on this proxy, and mark, date and return this proxy as soon as possible in the enclosed envelope.  No postage is necessary if mailed in the United States in the enclosed self-addressed envelope.